EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Hansen Natural Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Rodney
C. Sacks, Chairman of the Board of Directors and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:     November 9, 2005                    /s/ RODNEY C. SACKS
                                              -----------------------
                                              Rodney C. Sacks
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer